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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 4, 2002

                         AMBASSADORS INTERNATIONAL, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)

        0-26420                                        91-1688605
------------------------                           -------------------
(Commission File Number)                            (I.R.S. Employer
                                                   Identification No.)


               Dwight D. Eisenhower Building, 110 So. Ferrall St.,
                            Spokane, Washington 99202
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (509) 534-6200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

(a) (i) On April 4, 2002, Ambassadors International, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants.

(ii) The reports of PWC on the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to change independent accountants was recommended and approved by the Company's Audit Committee of its Board of Directors on April 4, 2002.

(iv) During the Company's fiscal years ended December 31, 2001 and December 31, 2000, and through April 4, 2002, there have been no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(v) During the Company's fiscal years ended December 31, 2001 and December 31, 2000, and through the date of this report, the Company has had no reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

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(vi) The Company has provided PWC with a copy of the disclosures contained herein and has requested that PWC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. The Company has filed as an exhibit hereto (Exhibit 16.1), the response of PWC to such disclosures.

(b) On April 4, 2002, the Company engaged Ernst & Young LLP ("E&Y") as its new independent accountants for the fiscal year ending December 31, 2002. During the Company's two most recent fiscal years and through the date of this report, the Company has not consulted with E&Y regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

The following exhibits are filed herewith:

16.1 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2002

                         AMBASSADORS INTERNATIONAL, INC.

                         By  /s/ John A. Ueberroth
                            ----------------------------
                            John A. Ueberroth, President


                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

16.1 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.